UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2017

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8965 Research Drive

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Offer Letter

As described in Item 5.02 below, effective as of April 14, 2017, Ener-Core, Inc. (the “Company”) became bound to the terms an offer letter (the “Offer Letter”) with Kent Williams in connection with his appointment to the Board of Directors of the Company (the “Board”). Additional information regarding the Offer Letter is incorporated herein by reference to “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment; Offer Letter

Effective as of April 14, 2017, the Board appointed Kent Williams to fill a vacancy on the Board. Mr. Williams has not yet been appointed as a member of any committee of the Board. Mr. Williams is an “independent director” for purposes of the Company’s Corporate Governance Guidelines, with reference to the relevant rules of the national securities exchanges in the United States, although such definitions do not currently apply to the Company because its securities are not listed on a national securities exchange.

Mr. Williams accepted the foregoing appointment pursuant to an Offer Letter from the Company, which became effective as of April 14, 2017 (the “Effective Date”), which provides for the grant of an option (the “Option”) under the Company’s 2015 Omnibus Incentive Plan (the “2015 Plan”), granted as of the Effective Date, to purchase 25,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price per share of $2.50, which price is at or above the fair market value per share of Common Stock on such date. In addition, Mr. Williams will be entitled to reimbursement for reasonable travel expenses incurred to attend meetings of the Board, in accordance with the Company’s expense reimbursement policy as in effect from time to time, as well as to indemnification in his capacity as a director. Mr. Williams is also entitled to an annual director’s fee of $40,000.

In connection with the above-described Option, the Company and Mr. Williams entered into a stock option agreement (the “Option Agreement”), in the form provided by the 2015 Plan. The Option Agreement provides for 1/4 of the total number of shares underlying the Option to vest after twelve months and 1/48 of the total number of shares underlying the Option to vest each month commencing each month thereafter. The Option will expire on April 14, 2027 and will become fully exercisable immediately prior to, and contingent upon, a “Change in Control” (as defined in the 2015 Plan).

The Offer Letter and the Option Agreement are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Since 2002, Mr. Williams has served as a managing member of Vista Asset Management LLC. Mr. Williams also currently serves as a strategic advisor to alternative energy companies focused on plug-in hybrid electric vehicle (PHEV) drive trains and new battery technologies, including as a member of the board of directors of ViZn Energy since 2016, and as an advisor to the boards of directors of ZAF Energy Systems since 2016 and Efficient Drivetrains since 2015. From 2012 to 2014, Mr. Williams also on the board of directors of Copytele Inc., now known as ITUS Corporation (Nasdaq: ITUS). In 2010, he was a founder of VIA Motors, a clean tech, plug-in electric vehicle company. Before joining Vista Asset Management, Williams accumulated more than 30 years of experience in the capital markets, including positions with U.S. Trust, Wood Island Associates, and Merrill Lynch. During his 16-year tenure at Wood Island Associates, Williams served as a principal, portfolio manager, analyst and head of trading. He was appointed Vice Chairman of the American Stock Exchange ITAC Committee from 1985 to 1998. Mr. Williams received his M.B.A. from St. Mary’s College of California and a B.A. from the University of California at Berkeley.

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The Board concluded that Mr. Williams’ extensive experience as an advisor within the capital markets and his substantial energy-related experience made his appointment to the Board appropriate. There is no family relationship between Mr. Williams and any of the registrant’s current directors, executive officers or persons nominated or charged to become directors or executive officers, or those of the Company’s subsidiary. There are no transactions between the registrant and Mr. Williams that would require disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Williams’ appointment to the Board, the Company also entered into an indemnification agreement with Mr. Williams, substantially in the form previously filed with the SEC by the Company.

Item 7.01	Regulation FD Disclosure.

On April 19, 2017, the Company issued a press release regarding the appointment of Mr. Williams to the Board, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Offer Letter to Kent Williams, effective April 14, 2017
10.2	Option Agreement dated April 14, 2017 between Ener-Core, Inc. and Kent Williams
99.1	Press Release dated April 19, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: April 19, 2017	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter to Kent Williams, effective April 14, 2017
10.2	Option Agreement dated April 14, 2017 between Ener-Core, Inc. and Kent Williams
99.1	Press Release dated April 19, 2017

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